Exhibit 10.3

FIRST AMENDMENT TO PROMISSORY NOTE B

THIS FIRST AMENDMENT TO PROMISSORY NOTE (this “Amendment”) is made and entered as of September 3, 2015 (the “Effective Date”), by and among GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), with reference to that certain Promissory Note in the original principal amount of up to TWENTY-FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00) made by Borrower to the order of Lender and dated April 30, 2014 (“Note B”). Any capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings given to them in Note B.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Amendment of Note B Terms. As of the Effective Date, the following sentence is inserted after the third sentence of the first paragraph of Section 1 of Note B:

“On September 1, 2015, the “Spread” will be adjusted to be 225 basis points (2.25%).”

2. No Implied Modifications. Except as expressly modified by the terms of this Amendment, all of the terms, covenants and conditions set forth in Note B shall remain in full force and effect. All references to Note B in any of the other Loan Documents shall be to Note B as amended by this Amendment.

3. Entire Agreement. This Amendment supersedes all previous oral and written agreements related to this modification and constitutes the entire agreement between Borrower and Lender with respect thereto. No provision of this Amendment may be further modified except through the execution of a subsequent written agreement by the party to be charged therewith.

[Remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the day and year first above written.

BORROWER:

GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Gladstone Land Partners, LLC, a Delaware limited liability company Its General Partner

	By:	Gladstone Land Corporation, a Maryland corporation Its Manager

		By:	/s/ David Gladstone
David Gladstone
Its Chief Executive Officer

(Signatures continue on following page)

LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By:	/s/ Tom Bozzo
Printed Name:	Tom Bozzo
Its:	Director

3